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                                                                     Exhibit 4.2

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                         REGISTRATION RIGHTS AGREEMENT


                           13% Senior Notes due 2010


                           Dated as of March 24, 2000

                                  by and among


                           MGC COMMUNICATIONS, INC.,

                          MPOWER HOLDING CORPORATION,

                           BEAR, STEARNS & CO. INC.,

                             SALOMON SMITH BARNEY,

                             GOLDMAN, SACHS & CO.,

                              MERRILL LYNCH & CO.

                                      and

                            WARBURG DILLON READ LLC






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          This Registration Rights Agreement (this "Agreement") is made and entered into as of March 24, 2000 by and among MGC Communications, Inc., Nevada corporation (the "Company"), and Mpower Holding Corporation, a Delaware Corporation (the "Co-Obligor"), and Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC (each an "Initial Purchaser" and together, the "Initial Purchasers"), each o whom have agreed to purchase the Company's 13% Senior Notes due 2010 (the "Notes") pursuant to the Purchase Agreement (as defined below).

          This Agreement is made pursuant to Purchase Agreement, dated March 17, 2000 (the "Purchase Agreement"), by and among the Company, the Co-Obligor and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Notes, the Company and the Co-Obligor have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 8 of the Purchase Agreement.

          The parties hereby agree as follows:

     SECTION 1. DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act: The Securities Act of 1993, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

          Broker-Dealer: Any broker or dealer registered under the Exchange Act.

          Broker-Dealer Transfer Restricted Securities: Exchange Notes that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Notes acquired directly from the Company or any of its affiliates).

          Business Day: Any day except a Saturday, Sunday or other day in the City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

          Closing Date: The date hereof.

          Commission: The Securities and Exchange Commission.

          Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the Same aggregate principal amount as the aggregate principal amount of Notes tendered by Holders thereof pursuant to the Exchange Offer.

          Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

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          Exchange Notes: The Company's 13% Series B Senior Notes due 2010 to be
issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any holder of Notes covered by a Shelf Registration Statement, in exchange for such Notes.

          Exchange Offer: The registration by the Company under the Act of the Exchange Notes pursuant to the Exchange offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchanged offer by such Holders.

          Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

          Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Notes to certain ("Qualified institutional buyers") as such term is defined in Rule 144A under the Act, or pursuant to offers and sales that occur outside the United States to persons other than U.S. persons within the meaning of Regulation S under the Act.

          Holders: As defined in Section 2 hereof.

          Indenture: The Indenture, dated the Closing Date, between the Company, the Co-Obligor and HSBC Bank USA, as Trustee (the 'Trustee"), pursuant to which the Senior Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Interest Payment Due: As defined in the Indenture and the Senior
Notes.

          NASD: National Association of Securities Dealers, Inc.

          Offering Memorandum: The final offering memorandum, dated March 17, 2000, relating to the Company and the Notes.

          Permitted Suspension: As defined in Section 4(a) hereof.

          Person: An individual, partnership, corporation, trust, unincorporated organization, limited liability entity, or a government or agency or political subdivision thereof.

          Preliminary Offering Memorandum: The preliminary offering memorandum, dated March 10, 2000, relating to the Company and the Notes.

          Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          Registration Default: As defined in Section 5 hereof.


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          Registration Statement: Any registration statement of the Company and the Co-Obligor relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case,
(i) which is filed pursuant to the provisions of this Agreement and
(ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

          Senior Notes: The Notes and the Exchange Notes.

          Shelf Registration Statement: As defined in Section 4 hereof.

          TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

          Transfer Restricted Securities: Each Note until the earliest to occur of (i) the date on which such Note is exchanged by a person other than a broker-dealer for an Exchange Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note is effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Note may be distributed to the public pursuant to Rule 144 under the Act.

          Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     SECTION 2.  HOLDERS

          A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Transfer Restricted Securities are registered in such Person's name.

     SECTION 3.  REGISTERED EXCHANGE OFFER

          a) Unless the Exchange Offer shall be permitted by applicable federal law (after the procedures set forth in Section 6(a)(1) below have been complied with), the Company and the Co-Obligor shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, the Exchange Offer Registration Statement,
(ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date, (iii) in connection with the foregoing (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit


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Consummation of the Exchange Offer and (iv) upon the effectiveness of such
Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitted registration of the Exchange Notes to be offered in exchange for the Notes that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by
Section 3(c) below.

          b) The Company and the Co-Obligor shall cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open, for a period of not less that the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less the 20 Business Days. The Company and the Co-Obligor shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Senior Notes and any additional Notes which may be issued after the date hereof under the Indenture shall be included in the Exchange Offer Registration Statement. The Company and the Co-Obligor shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter unless required by applicable law.

          c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Notes that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Notes (other than Transfer Restricted Securities acquired directly from the Company) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Exchange Note received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Borker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

          The Company and the Co-Obligor shall use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period expiring on the earlier of (i) the date that all Broker-Dealer Transfer Restricted Securities cease to be Transfer Restricted Securities and (ii) 365 days from the date on which the Exchange Offer Registration Statement is declared effective provided, that the Company and the Co-Obligor will have the option of suspending the effectiveness of the Exchange Offer Registration Statement at any time after the consummation of the Exchange Offer for periods of up to an aggregate of 60 days in any calendar year if the Board of Directors of the Company and the Co-Obligor determine that (x) the compliance with the disclosure obligations necessary to maintain the effectiveness of the Exchange Offer Registration Statement at such time could

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reasonably be expected to have a material adverse effect on the Company, the
Co-Obligor or a pending corporate transaction of the Company or the Co-Obligor or (y) as a result of the occurrence of a corporate transaction it is necessary to amend the Exchange Offer Registration Statement so that such Registration Statement does not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading (an "Exchange Registration Permitted Suspension").

          The Company and the Co-Obligor shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers upon request at any time during such 365-day period in order to facilitate such sales.

     SECTION 4. SHELF REGISTRATION

          a) Shelf Registration. If (i) the Company and the Co-Obligor are not required to file the Exchange Offer Registration Statement with respect to the Senior Notes or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with) or (ii) any Holder of Transfer Restricted Securities notifies the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder is prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Senior Notes acquired directly from the Company or an affiliate of the Company, then the Company and the Co-Obligor shall:

               (x) cause to be filed on or prior to (1) in the case of Registration Statement filed pursuant to clause (i) above, 30 days after the date on which the Company and the Co-Obligor determine that they are not required to filed the Exchange Offer Registration Statement and in any event, within 150 days after the Closing Date and (2) in the case of a Registration Statement filed pursuant to clause (ii) above, 30 days after the date on which the Company receives the notice specified in clause (ii) above, a shelf registration statement pursuant to Rule 415 under the Act, (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and

               (y) use their best efforts to cause such Shelf Registration Statement to become effective on or prior to (1) in the case of a Registration Statement filed pursuant to clause (i) above, 90 days after the date on which the Company and the Co-Obligor become obligated to file such Shelf Registration Statement (and in any event, within 240 days after the Closing Date), and (2) in the case of a Registration Statement filed pursuant to clause (ii) above, 90 days after the date on which the Company receives the notice specified in clause (ii) above. If, after the Company and the Co-Obligor have filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company and the Co-Obligor are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of this clause (y), or on the Effectiveness Target Date as defined in Section 5 below.


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The Company and the Co-Obligor shall use their respective best efforts to keep the Shelf Registration Statement referred to in this Section 4(a) continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period expiring on the earlier of (i) the date that all Holders of Transfer Restricted Securities have sold such securities and (ii) 365 days from the date on which the Shelf Registration Statement is declared effective provided, that the Company and the Co-Obligor will have the option of suspending the effectiveness of the Shelf Registration Statement for periods of up to an aggregate of 60 days in any calendar year if the Board of Directors of the Company and the Co-Obligor determine that (x) the compliance with the disclosure obligations necessary to maintain the effectiveness of the Shelf Registration Statement at such time could reasonably be expected to have a material adverse effect on the Company, the Co-Obligor or a pending corporate transaction of the Company or the Co-Obligor or (y) as a result of the occurrence of a corporate transaction it is necessary to amend the Shelf Registration Statement so that such Registration Statement does not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading (an "Shelf Registration Permitted Suspension" and, together with an Exchange Registration Permitted Suspension, a "Permitted Suspension").

          (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information specified in item 507 of Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such information required to be provided by such Holder for inclusion therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company, for so long as the Registration Statement is effective, all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

     SECTION 5. LIQUIDATED DAMAGES

          If (i) the Company and the Co-Obligor fail to file any of the Registration Statements required by this Agreement on or before the latest date specified for such filing in this Agreement, (ii) any of such Registration Statements is not declared effective by the Commission on or prior to the latest date specified for such Effectiveness (the "Effectiveness Target Date").
(iii) the Company and the Co-Obligor fail to Consummate the Exchange Offer within 30 Business Days of the effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in this Agreement without being succeeded promptly by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within five Business Days of the date the Registration Statement ceased to be effective or usable in connection with such resales provided that such effectiveness

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was not suspended in connection with a Permitted Suspension (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), then commencing on the day following the date on which such Registration Default occurs, the Company and the Co-Obligor, jointly and severally, agree to pay to each Holder of Transfer Restricted Securities, for the first 90-day period immediately following the occurrence of such Registration Default, liquidated damages in an amount equal to $.05 per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities held by such Holder for each week or pro rata for a portion of each week thereof that the Registration Default continues. The amount of liquidated damages payable to each Holder shall increase by an additional $.05 per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities held by such Holder for each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum of $.50 per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities held by such Holder provided, in no event shall the Company and the Co-Obligor be required to pay liquidated damages on any Transfer Restricted Security for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (i) upon the filing of the Exchange Offer Registration Statement (or, if applicable, the Shelf Registration Statement), after a Registration Default of the type specified in clause (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (or, if applicable, the Shelf Registration Statement), after a Registration Default of the type specified in clause (ii) above, (3) upon Consummation of the Exchange Offer, after a Registration Default of the type specified in clause (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (or, if applicable, the Shelf Registration Statement) again to be declared effective or made usable after a Registration Default of the type specified in clause (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

          All accrued liquidated damages shall be paid by the Company and the Co-Obligor to Cede & Co., as nominee of the Depository Trust Company (the "Global Security Holder") by wire transfer of immediately available funds or by federal funds check and to Holders of Definitive Securities by mailing checks to their registered addresses by the Company or the Co-Obligor on each Interest Payment Date. All obligations of the Company and the Co-Obligor set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

     SECTION 6. REGISTRATION PROCEDURES

          a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Co-Obligor shall comply with all applicable provisions of Section 6(c) below, shall use their respective best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

               (i) If, following the date hereof there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company and the Co-Obligor there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Co-Obligor hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Co-Obligor to Consummate an Exchange Offer for such Notes. The


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     Company and the Co-Obligor hereby agree to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company and the Co-Obligor hereby agree to take such other actions as are requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company and the Co-Obligor setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and
     (C) diligently pursuing a resolution by the Commission staff of such submission.

          (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company or the Co-Obligor, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Co-Obligor (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that
(A) it is not an affiliate of the Company or the Co-Obligor, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder shall acknowledge and agree that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be converted by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Notes acquired by such Holder directly from the Company and the Co-Obligor.

          (b) Shelf Registration Statement. In connection with the Shelf Registration Statement each of the Company and the Co-Obligor shall comply with all the provisions of Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Co-Obligor will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

          (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sale of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company and the Co-Obligor shall:





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          (i) subject to a Permitted Suspension, use their respective best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Co-Obligor shall file promptly an appropriate amendment to such Registration Statement, (1) in the case of clause
(A), correcting any such misstatement or omission, and (2) in the case of either clause (A) or (B), use their respective best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

          (ii) except in the event of a Permitted Suspension, prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424 and 430A, as applicable, under the Act in a timely manner: and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriters, if any and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption form qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Co-Obligor shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;


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                 (iv) make available to each selling Holder named in any
         Registration Statement or Prospectus and each of the underwriters in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), substantially in the form proposed to be filed, which documents will be subject to the review and comment of such Holders and underwriters in connection with such sale, if any, for a period of at least five Business Days, and the Company and the Co-Obligor will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriters in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

                 (v) promptly upon the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, make available copies of such document to the selling Holders and to the underwriter(s) in connection with such sale, if any, make the Company's and the Co-Obligor's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                 (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriters, all financial and other records, pertinent corporate documents and properties of the Company and the Co-Obligor and cause the Company's and the Co-Obligor's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided that any person to whom information is provided under this clause (vi) agrees in writing to maintain the confidentiality of such information to the extent such information is not in the public domain;

                 (vii) if requested by any selling Holders or the underwriters in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                 (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Senior Notes covered thereby or the underwriters, if any;

                 (ix) furnish to each selling Holder and each of the underwriters in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, and make available all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                 (x) deliver to each selling Holder and each of the underwriters, if any, without charge, as many copies of the Prospectus (and each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Co-Obligor hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriters, if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                 (xi) enter into such agreements (including, unless not required pursuant to Section 10 hereof, an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Co-Obligor shall upon request of any underwriter or any such Holder who is a Broker-Dealer or who may be deemed to be an underwriter:

                         (A) furnish to each such selling Holder and each
               underwriter, if any, upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon consummation of the Exchange Offer:

                 (1) (A) a certificate, signed by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, and (B) a certificate signed by (x) the President or any Vice President and a principal financial or accounting officer of the Co-Obligor, each dated the date of effectiveness of the Shelf Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, confirming with respect to the Prospectus or any purchase or underwriting agreement and the Transfer Restricted Securities, as of the date thereof, the matters set forth in paragraphs
                 (a), (b), (c) and (d) of Section 8 of the Purchase Agreement and such other matters as the Holders and/or underwriter(s) may reasonably request;

                 (2) an opinion, dated the date of effectiveness of the Shelf Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, of counsel for the Company and the Co-Obligor, covering (i) due authorization and enforceability of the Notes and the Exchange Notes, (ii) a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Co-Obligor and representatives of the independent public accountants for the Company and the Co-Obligor and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and the Co-Obligor and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) such other matters of the type customarily covered in opinions of counsel for an issuer in connection with similar securities offerings, as may reasonably be requested by such parties. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, statistical and accounting data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                 (3) if the registration is a registration in which securities of the Company and the Co-Obligor are sold to an underwriter for reoffering to the public, obtain a customary comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement, addressed to the Board of Directors of the Company and the Co-Obligor or any underwriter from the Company's and the Co-Obligor's independent accountants, in the customary form and covering manners of the type customarily covered in comfort letters to boards of directors in underwritten offerings;

                         (B) set forth in full in or incorporate by reference in the underwriting agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                         (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Co-Obligor pursuant to this clause (xi),if any.

         The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company and the Co-Obligor contemplated in (A)(1) above cease to be true and correct, the Company and the Co-Obligor shall so advise the underwriters, if any, and such selling Holders promptly and if requested by such Persons, shall confirm such advice in writing;

                 (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriters, if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor the Co-Obligor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                 (xiii) issue, upon the request of any Holder of Notes covered by any Shelf Registration Statement contemplated by this Agreement. Exchange Notes having an aggregate principal amount equal to the aggregate principal amount of Notes surrendered to the Company or the Co-Obligor by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchasers of such Exchange Notes; in return, the Notes held by such Holder shall be surrendered to the Company or the Co-Obligor for cancellation;

                 (xiv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriters, if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                 (xv) use their respective best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                 (xvi) if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, except in the event of a Permitted Suspension, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (xvii) provide a CUSIP number for all Senior Notes not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Senior Notes which are in a form eligible for deposit with the Depository Trust Company;

                 (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                 (xix) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                 (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Senior Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their respective best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                 (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Notes or the managing underwriters, if any; and

                 (xxii) provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of
         Section 13 or Section 15(d) of the Exchange Act.

         (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company or the Co-Obligor of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company or the Co-Obligor that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company or the Co-Obligor, each Holder will deliver to the Company or the Co-Obligor (at the Company's or the Co-Obligor's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company or the Co-Obligor shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

       Section 7.   Registration Expenses

         (a) All expenses incident to the Company's and the Co-Obligor's performance of or compliance with this Agreement will be borne by the Company and the Co-Obligor, jointly and severally, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel, as may be required by the rules and regulations of the NASD));
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Senior Notes and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Co-Obligor and, in accordance with Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Senior Notes on a national exchange or automated quotation system if required hereunder; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Co-Obligor (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company and the Co-Obligor will, in any event, bear their respective internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company and the Co-Obligor.

         (b) In connection with any Registration Statement required by this Agreement, the Company and the Co-Obligor will reimburse the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

       Section 8.   Indemnification

         (a) The Company and the Co-Obligor agree, jointly and severally, to indemnify and hold harmless (i) each Holder, (ii) each Person, if any, who controls a Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Co-Obligor will not be liable in any such case to the extent, but only to the extent, that (i) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statements or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use therein and (ii) the foregoing indemnity with respect to any untrue statement contained in or omitted from a Registration Statement or the Prospectus shall not inure to the benefit of any Holder (or any person controlling such Holder), from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Senior Notes which are the subject thereof if it is finally judicially determined that such loss, liability, claim, damage or expense resulted solely from the fact that the Holder sold Senior Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Registration Statement or the Prospectus, as amended or supplemented, and (x) the Company and the Co-Obligor shall have previously and timely furnished sufficient copies of the Registration Statement or Prospectus, as so amended or supplemented, to such Holder in accordance with this Agreement and (y) the Registration Statement or Prospectus, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact. This indemnity agreement will be in addition to any liability which the Company or the Co-Obligor may otherwise have, including, under this Agreement.

         (b) Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company and the Co-Obligor, each Person, if any, who controls the Company or the Co-Obligor within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Company and the Co-Obligor, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use therein. This indemnity will be in addition to any liability which a Holder may otherwise have, including under this Agreement. In no event, however, shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon its sale of the Senior Notes giving rise to such indemnification obligation.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided, however, that such consent was not unreasonably withheld.

         (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable from the Company or the Co-Obligor or is insufficient to hold harmless a party indemnified thereunder, the Company, the Co-Obligor and each Holder shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Co-Obligor, any contribution received by the Company or the Co-Obligor from persons, other than the Holders, who may also be liable for contribution, including persons who control the Company or the Co-Obligor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Co-Obligor and any Holder may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Co-Obligor from the offering of Senior Notes on the one hand and any such Holder from its sale of Senior Notes on the other hand or,if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 8, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Co-Obligor on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Co-

Obligor on the one hand and any Holder on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the offering of the Senior Notes (net of discounts but before deducting expenses) received by the Company and the Co-Obligor and (y) the total proceeds received by such Holder upon its sale of Senior Notes which would otherwise give rise to the indemnification obligation less any amount paid by such Holder to acquire the Senior Notes so sold, respectively. The relative fault of the Company and the Co-Obligor on the one hand and of the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Co-Obligor or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Co-Obligor and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Senior Notes exceeds the sum of (A) the amount paid by such Holder for such Senior Notes plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, (A) each Person, if any, who controls a Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of a Holder or any controlling person shall have the same rights to contribution as such Holder, and (X) each Person, if any, who controls the Company or the Co-Obligor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and
(Y) the respective officers, directors, partners, employees, representatives and agents of the Company and the Co-Obligor shall have the same rights to contribution as the Company and the Co-Obligor, subject in each case to clauses
(i) and (ii) of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

       Section 9.   Rule 144A

         The Company and the Co-Obligor hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

       Section 10.   Underwritten Registrations

         In the event a Shelf Registration Statement is required to be filed by the Company and the Co-Obligor, the Holders of Transfer Restricted Securities included or required to be included in such Shelf Registration Statement may elect to sell their Transfer Restricted Securities pursuant to one or more Underwritten Registrations; provided, however, that in no event shall any such Underwritten Registration be commenced if a period of less than 180 days has elapsed since the consummation of the most recent Underwritten Registration hereunder; and provided further that in no event shall the Holders effect more than three such Underwritten Registrations hereunder. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

       Section 11.   Selection of Underwriters

         In any Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company and the Co-Obligor. Such investment bankers and managers are referred to herein as the "underwriters."

       Section 12.   Miscellaneous

         (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Co-Obligor agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Each of the Company and the Co-Obligor will not on or after the date of this Agreement enter into any agreement with respect to its respective securities that conflicts with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or the Co-Obligor's securities under any agreement in effect on the date hereof, except where a waiver with respect thereto has been obtained prior to the date of effectiveness of any registration statement required under this Agreement.

         (c) Adjustments Affecting the Senior Notes. Neither the Company nor the Co-Obligor will take any action, or permit any change to occur, with respect to the Senior Notes that would materially adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company and the Co-Obligor have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities, and the consent of the

Holders of a majority of the outstanding principal amount of Registrable Securities shall be binding on every Holder of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities that are subject to such Exchange Offer.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                 (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                 (ii) if to the Company or the Co-Obligor:

                      MGC Communications, Inc.
                      171 Sully's Trail Suite 202
                      Pittsford, New York 14534
                      Telecopier No.: (716) 218-6550
                      Attention: General Counsel

                      With a copy to:

                      Shearman & Sterling
                      599 Lexington Avenue
                      New York, New York 10022
                      Telecopier No.: (212) 848-7179
                      Attention: Andrew Jansky, Esq.

       All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

       Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject mater contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the Co-Obligor with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (l) Release. Notwithstanding anything to the contrary in this agreement, provided that no Registration Default has occurred and is continuing, upon the occurrence of a Release (as defined in the Indenture dated as of March 24, 2000 by and among the Company, the Co-Obligor and the Trustee named therein), the Company shall be discharged from its obligations under this agreement as of the date of the Release.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                            MGC COMMUNICATIONS, INC.


                                            By:             [SIG]
                                               --------------------------------
                                            Name:
                                            Title:



                                            MPOWER HOLDING CORPORATION


                                            By:             [SIG]
                                               --------------------------------
                                            Name:
                                            Title:



BEAR, STEARNS & CO. INC.


By:
   -------------------------------------
   Name:
   Title:



SALOMON SMITH BARNEY INC.


By:
   -------------------------------------
   Name:
   Title:



GOLDMAN, SACHS & CO.


By:
   -------------------------------------
   Name:
   Title:



MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED


By:
   -------------------------------------
   Name:
   Title:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                            MGC COMMUNICATIONS, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                                            MPOWER HOLDING CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



BEAR, STEARNS & CO. INC.


By:              [SIG]
   -------------------------------------
   Name:
   Title: Senior Managing Director



SALOMON SMITH BARNEY INC.


By:
   -------------------------------------
   Name:
   Title:



GOLDMAN, SACHS & CO.


By:
   -------------------------------------
   Name:
   Title:



MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED


By:
   -------------------------------------
   Name:
   Title:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                            MGC COMMUNICATIONS, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                                            MPOWER HOLDING CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



BEAR, STEARNS & CO. INC.


By:
   -------------------------------------
   Name:
   Title:



SALOMON SMITH BARNEY INC.


By:                [SIG]
   -------------------------------------
   Name:  Lea V. Medow
   Title: Vice President



GOLDMAN, SACHS & CO.


By:
   -------------------------------------
   Name:
   Title:



MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED


By:
   -------------------------------------
   Name:
   Title:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                            MGC COMMUNICATIONS, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                                            MPOWER HOLDING CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



BEAR, STEARNS & CO. INC.


By:
   -------------------------------------
   Name:
   Title:



SALOMON SMITH BARNEY INC.


By:
   -------------------------------------
   Name:
   Title:



GOLDMAN, SACHS & CO.


By:        [SIG]
   -------------------------------------
   Name:
   Title:



MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED


By:
   -------------------------------------
   Name:
   Title:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                            MGC COMMUNICATIONS, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                                            MPOWER HOLDING CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



BEAR, STEARNS & CO. INC.


By:
   -------------------------------------
   Name:
   Title:



SALOMON SMITH BARNEY INC.


By:
   -------------------------------------
   Name:
   Title:



GOLDMAN, SACHS & CO.


By:
   -------------------------------------
   Name:
   Title:



MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED


By:                [SIG]
   -------------------------------------
   Name:  [ILLEGIBLE]
   Title: Vice President

   Name:
   Title



WARBURG DILLON READ LLC


By:             [SIG]
   -------------------------------------
   Name:  Vincent Lu
   Title: Executive Director


By:             [SIG]
   -------------------------------------
   Name:  P. Whitridge Williams
   Title: Associate Director